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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          (Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

         The undersigned officers, Gary A. Shiffman and Jeffrey P. Jorissen, hereby certify that, to their knowledge: (a) this amendment to the Annual Report on Form 10-K/A of Sun Communities Operating Limited Partnership, for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this amendment to the Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the issuer.



        /s/ Gary A. Shiffman                              Dated: April 14, 2003
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Gary A. Shiffman, Chief Executive Officer of
Sun Communities, Inc., its General Partner


        /s/ Jeffrey P. Jorissen                           Dated:  April 14, 2003
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Jeffrey P. Jorissen, Chief Financial Officer of
Sun Communities, Inc., its General Partner



   A signed original of this written statement required by Section 906 has been provided to Sun Communities Operating Limited Partnership and will be retained by Sun Communities Operating Limited Partnership and furnished to the
         Securities and Exchange Commission or its staff upon request.